                                                                 Exhibit 10.77.5

                     SECOND AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------

     THIS SECOND AMENDMENT TO THE FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of the 10th day of February, 1999, and entered
                                      -----
into among Interstate FiberNet, Inc., a Delaware corporation (herein, together with its successors and assigns, called the "Borrower"), the Lenders (as defined in the Credit Agreement as defined below), and NATIONSBANK, N.A., successor by merger to NationsBank of Texas, N.A., a national banking association, as Administrative Lender for itself and the Lenders (the "Administrative Lender").

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Borrower, the Lenders and the Administrative Lender entered into a First Amended and Restated Credit Agreement, dated as of February 24, 1998, as amended by that certain First Amendment to the First Amended and Restated Credit Agreement, dated as of November 2, 1998 (as amended, restated or otherwise modified from time to time, the "Credit Agreement");

     WHEREAS, the Lenders, the Administrative Lender and the Borrower have agreed to amend the Credit Agreement upon the terms and conditions set forth below;

     NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders and the Administrative Lender agree as follows:

     SECTION 1.

     (a) Definitions, in general.  Unless specifically defined or redefined
         -----------------------
below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

     (b) Definition of Administrative Lender.  The definition of "Administrative
         -----------------------------------
Lender" found throughout the document and as defined on page 2 of the Credit Agreement is restated in its entirety as follows:

          "Administrative Lender" means NationsBank, N.A., successor by merger to NationsBank of Texas, N.A., in its capacity as Administrative Lender hereunder, or any successor Administrative Lender appointed pursuant to
     Section 10.06 hereof.

     (c) Definition of Applicable Law.  The definition of "Applicable Law" on
         ----------------------------
page 2 of the Credit Agreement is restated in its entirety as follows:

          "Applicable Law" means (a) in respect of any Person, all provisions of Laws of Tribunals applicable to such Person, and all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party and (b) in respect of contracts made or performed in the State of Texas, "Applicable Law" also means the laws of the United States of America, including, without limiting the foregoing, 12 USC Sections 85 and 86, as amended to the date hereof and as the same may be amended at any time and from time to time hereafter, and any other statute of the United States of America now or at any time hereafter prescribing the maximum rates of interest on loans and extensions of credit, and the laws of the State of Texas, including, without limitation, Article 5069-1H, Title 79, Revised Civil Statutes of Texas, 1925, ("Art. 1H"), as amended, if applicable, and if Art. 1H is not applicable, Article 5069-1D, Title 79, Revised Civil Statutes of Texas, 1925, ("Art. 1D"), as amended, and any other statute of the State of Texas now or at any time hereafter prescribing maximum rates of interest on loans and extensions of credit; provided however, that pursuant to Chapter 346 of the Texas Finance Code,
     -------- -------
     as amended, the Borrower agrees that the provisions of Chapter 346 of the Texas Finance Code, as amended, shall not apply to Advances hereunder.

     (d) Definition of Interest Coverage Ratio.  The definition of "Interest
         -------------------------------------
Coverage Ratio" on pages 10 and 11 of the Credit Agreement is restated in its entirety as follows:

          "Interest Coverage Ratio" means, on any date of determination for the Parent, the Borrower and its consolidated Subsidiaries, the ratio of (i) Annualized Operating Cash Flow to (b) Interest Expense actually paid during the most recently completed twelve month period minus the sum of (i) one-time prepayment penalties incurred as a result of the extinguishment on the Effective Date of interest rate protection agreements of the Borrower in an amount not in excess of $2,800,000 and (ii) any interest expense associated exclusively with (A) the mark to market on the Effective Date of interest rate protection agreements of the Borrower in an amount not in excess of $2,800,000, but in each case specifically excluding any interest paid out of the Interest Reserve Escrow Account, and (B) Permitted Subordinated Debt.

     (e) Definition of IRU.  A new definition of "IRU" is added on page 12 of
         -----------------
the Credit Agreement in alphabetical order as follows:

          "IRU" means an indefeasible right to use fiber or telecommunications capacity.

     (f) Definition of IRU Agreement.  The definition of "IRU Agreement" is
         ---------------------------
added on page 12 of the Credit Agreement in alphabetical order as follows:

          "IRU Agreement" means an agreement pursuant to which an interest in an IRU is sold or leased or otherwise transferred.

     (g) Definition of Permitted Subordinated  Debt.  A new definition of
         ------------------------------------------
"Permitted Subordinated Debt" is added on page 17 of the Credit Agreement in alphabetical order as follows:

          "Permitted Subordinated Debt" means all Debt of Borrower pursuant to the Permitted Subordinated Debt Documents.

     (h) Definition of Permitted Subordinated  Debt Documents.  A new definition
         ----------------------------------------------------
of "Permitted Subordinated Debt Documents" is added on page 17 of the Credit Agreement in alphabetical order as follows:

          "Permitted Subordinated Debt Documents" means any subordinated notes between Borrower and Parent containing the terms and conditions described on Exhibit I hereto and otherwise acceptable to the Administrative Lender
        ---------
     and the Majority Lenders (as such notes are amended or restated after the Effective Date with the prior written consent of Administrative Lender and the approval of Majority Lenders).

     (i) Definition of  Secondary Borrowing.  A new definition of "Secondary
         ----------------------------------
Borrowing" is added on page 19 of the Credit Agreement in alphabetical order as follows:

          "Secondary Borrowing" means the first borrowing after December 31, 1998 which increases either (a) the outstanding aggregate Advances under the Credit Agreement to an amount in excess of $0, or (b) the outstanding aggregate face amount of Letters of Credit, in each case subject to the conditions precedent set forth in Sections 4.03 and 4.04 hereof.

     (j) Definition of Senior Debt.  The definition of "Senior Debt" on page 19
         -------------------------
of the Credit Agreement is restated in its entirety as follows:

          "Senior Debt" means, on any date of determination, Total Debt on such date minus the sum of (a) the aggregate outstanding principal amount of the 1997 Senior Notes, 1998 Senior Notes and the 1998 9 3/4% Senior Notes, plus
     (b) to the extent included in Total Debt, accrued and unpaid interest on the 1997 Senior Notes, 1998 Senior Notes and the 1998 9 3/4% Senior Notes, plus (c) all Permitted Subordinated Debt.

     (k) Definition of Total Leverage Ratio.  The definition of "Total Leverage
         ----------------------------------
Ratio" on page 20 of the Credit Agreement is restated in its entirety as follows:

          "Total Leverage Ratio" means, on any date of determination, the ratio of (a) Total Debt on such date to (b) Annualized Operating Cash Flow, provided that (i) the calculation of Total Debt for purposes of the Total Leverage Ratio will be net of the sum of (A) any cash balances in excess of $5,000,000 plus (B) the balance of the Interest Reserve Escrow Account plus
     (C) all Permitted

     Subordinated Debt, and (ii) for purposes of this calculation, Operating Cash Flow shall be calculated as if all assets acquired on any date during the period of determination were acquired on the first day in such period of determination, and all assets sold on any date during the period of determination were sold on the first day in such period of determination.

     (l) Definition of Year 2000 Compliant.  The definition of "Year 2000
         ---------------------------------
Compliant" shall be added at the end of Section 1.01 of the Credit Agreement in alphabetical order as follows:

          "Year 2000 Compliant" shall have the meaning ascribed thereto in
     Section 5.01(x) hereof.

     SECTION 2.  Amendment to Section 2.01.  A new sentence shall be added to
                 -------------------------
the end of Section 2.01 on page 21 of the Credit Agreement to read as follows:

     Notwithstanding anything in this Agreement or in any other Loan Paper to the contrary, after January 31, 1999, in no event shall (a) the outstanding Advances under this Agreement or (b) the outstanding Letters of Credit under this Agreement be increased until the Secondary Borrowing, which may only be borrowed after satisfaction of each of the conditions precedent set forth in Sections 4.03 and 4.04 hereof. After the Secondary Borrowing, Advances may be borrowed in accordance with the terms of this Agreement and the other Loan Papers.

     SECTION 3.  Amendment to Section 2.05(b).  Section 2.05(b) on page 24 of
                 ----------------------------
the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (b) Public or Private Issuance of Equity. To the extent that the Parent, the Borrower or any of its Subsidiaries consummates any public or private issuance of equity (this provision in and of itself not constituting permission to do so), then the Parent, the Borrower and its Subsidiaries shall, (i) to the extent that any net proceeds from any such transaction are received prior to December 31, 1999, and such net proceeds are in excess of $150,000,000, immediately use 50% of such net proceeds in excess of $150,000,000 to repay the Obligations under the Revolving Loan, or (ii) to the extent that any net proceeds from any such transaction are received on or after December 31, 1999, and such net proceeds are in excess of $100,000,000, immediately use 50% of such net proceeds in excess of $100,000,000 to repay the Obligations under the Revolving Loan.

     SECTION 4.  Addition of Section 4.04.  A new Section 4.04 shall be added to
                 ------------------------
the end of Article IV on page 42 of the Credit Agreement to read in its entirety as follows:

          4.04.  Additional Condition Precedent to Secondary Borrowing.    The
     obligation of each Lender to make the Secondary Borrowing available to the

     Borrower shall be subject to the conditions set forth in Section 4.03 hereof and shall be subject to the further condition precedent that on the date of such Secondary Borrowing the Borrower shall have delivered to the Administrative Lender and to each Lender a Compliance Certificate completed by the Borrower on a pro forma basis pursuant to projections believed to be reasonable and made in good faith evidencing compliance with all terms of the Credit Agreement and the Loan Papers from the date of the Secondary Borrowing throughout the term of this Agreement.

     SECTION 5.  Addition of Section 5.01(x).  A new Section 5.01(x) shall be
                 ---------------------------
added to Article V on page 47 of the Credit Agreement to read in its entirety as follows:

          (x) The Borrower has (i) undertaken a detailed review and assessment of all areas within its business and operations that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower may be unable to recognize and perform properly date-sensitive functions before, during, and after January 1,
     2000), (ii) developed a detailed plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. The Borrower reasonably anticipates that all of its computer applications which are material to its business and operations will be able to properly perform date-sensitive functions before, during and after January 1, 2000 (that is, be "Year 2000 Compliant").

     SECTION 6.  Addition of Section 6.15.   A new Section 6.15 shall be added
                 ------------------------
to Article VI on page 53 of the Credit Agreement to read in its entirety as follows:

          6.15 Year 2000 Compliance. The Borrower will promptly notify the Administrative Lender in the event the Borrower (i) discovers or determines that any computer applications material to its business and operations will not, on a timely basis, be Year 2000 Compliant, or (ii) receives notice from any vendor or supplier that such vendor or supplier will not, on a timely basis, be Year 2000 Compliant, except, in each case, to the extent that such occurrence could not be reasonably expected to cause a Material Adverse Change.

     SECTION 7.  Amendment to Section 8.01 (a).  Section 8.01(a) on pages 57 and
                 -----------------------------
58 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (a) Total Leverage Ratio. The Borrower shall not permit the Total Leverage Ratio at any time after the Secondary Borrowing and thereafter throughout the term of this Agreement to be more than the following ratios during the following time periods:

                         Period                               Ratio
                         ------                               -----

          From the Closing Date through June 30, 1999      9.50 to 1.00
          From July 1, 1999 through June 30, 2000          8.75 to 1.00
          From July 1, 2000 through June 30, 2001          7.50 to 1.00
          From July 1, 2001 through June 30, 2002          6.00 to 1.00
          From July 1, 2002 and thereafter                 4.50 to 1.00

     SECTION 8.  Amendment to Section 8.01(b).  Section 8.01(b) on page 58 of
                 ----------------------------
the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (b) Senior Leverage Ratio. The Borrower shall not permit the Senior Leverage Ratio at any time after the Secondary Borrowing and thereafter throughout the term of this Agreement to be more than the following ratios during the following time periods:

                  Period                                 Ratio
                  ------                                 -----

          From the Closing Date through June 30, 2000         2.75 to 1.00
          From July 1, 2000 and thereafter                    2.25 to 1.00

     SECTION 9.  Amendment to Section 8.01 (c).  Section 8.01(c) on page 58 of
                 -----------------------------
the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (c) Interest Coverage Ratio. The Borrower shall not permit the Interest Coverage Ratio at any time after the Secondary Borrowing and thereafter throughout the term of this Agreement to be less than the following ratios during the following time periods:

                  Period                                 Ratio
                  ------                                 -----

          From the Closing Date through June 30, 2000  1.50 to 1.00
          From July 1, 2000 and thereafter      1.75 to 1.00

     Notwithstanding the foregoing, in the event that the Parent does not exercise its Optional Redemption Rights to redeem 35% of the outstanding 1997 Senior Notes within 60 days after the Effective Date hereof, then the Borrower shall not permit the Interest Coverage Ratio at any time after the Secondary Borrowing and thereafter throughout the term of this Agreement to be less than 1.75 to 1.00.

     SECTION 10.  Amendment to Section 8.01 (d).  Section 8.01(d) on pages 58
                  -----------------------------
and 59 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (d)  Capital Expenditures.   The Borrower shall not permit Capital
     Expenditures made by the Parent, the Borrower and its Subsidiaries for each fiscal year of the Borrower to exceed the amounts set forth below for each fiscal year; provided, that (i) to the extent that less than such amount set forth below was used by the Parent, the Borrower and its Subsidiaries for Capital Expenditures for any fiscal year, the Parent, the Borrower or its Subsidiaries may increase the limitation on Capital Expenditures for any succeeding fiscal year or years provided that such increases in the aggregate do not exceed the amount of such unused amount and (ii) over the term of this Agreement, the Parent, the Borrower and its Subsidiaries may add (A) 50% of the net proceeds from any public or private issuance of equity by the Parent, the Borrower or any of its Subsidiaries and (B) an additional $50,000,000, in the aggregate, to the maximum amounts set forth below, provided that at the time that the Parent, the Borrower or any Subsidiary of the Borrower elects to increase such maximum amounts by any portion of such amounts set forth in clause (A) or (B) immediately above, there must exist no Default or Event of Default and the Borrower must note such increase on the first Compliance Certificate it delivers thereafter in accordance with the terms of Section 7.03 hereof.

                  Period                        Amount
                  ------                        ------

          For the Fiscal Year 1998           $150,000,000
          For the Fiscal Year 1999           $130,000,000
          For the Fiscal Year 2000           $ 90,000,000
          For the Fiscal Year 2001           $ 60,000,000
               and each year thereafter

     SECTION 11.  Amendment to Sections 8.02 (e) and (f).  Section 8.02(e) on
                  --------------------------------------
page 59 of the Credit Agreement is hereby amended and restated in its entirety, and Section 8.02(f) is hereby added to read as follows:

          (e) provided that no Default or Event of Default exists or would result from the incurrence thereof, Debt constituting Capital Leases or purchase money Debt in an aggregate amount over the term of this Agreement not to exceed $5,000,000, incurred by the Borrower or any Subsidiary in connection with any acquisition permitted to be made in accordance with the terms of Section 8.05(b) hereof; and

          (f) Debt for Borrowed Money owed by the Borrower to Parent pursuant to the Permitted Subordinated Debt Documents.

     SECTION 12.  Addition of Section 8.17.  A new Section 8.17 shall be added
                  ------------------------
to Article VIII on page 66 of the Credit Agreement to read in its entirety as follows:

          8.17. Limitation on IRU Agreements. The Borrower shall not, and shall not permit the Parent or any Subsidiary of the Borrower to enter into an IRU Agreement granting an IRU to any Person other than the Borrower, the Parent or any Subsidiary of the Borrower or the Parent, provided that the Borrower, the Parent or any Subsidiary of the Borrower or the Parent may enter into an IRU

     Agreement granting an IRU to any Person (other than the Borrower, the Parent or any Subsidiary of the Borrower or the Parent) so long as (a) there exists no Default or Event of Default at the time such IRU Agreement is made and (b) such IRU Agreement would not result in the Borrower, the Parent and their Subsidiaries having the cumulative indefeasible right to use the telecommunications capacity on less than six optical fibers within the optical fiber route in which the IRU Agreement is intended to grant an IRU.

     SECTION 13.  Amendment to Section 9.01, Addition of Section 9.01(v).
                  ------------------------------------------------------
Section 9.01 in Article IX of the Credit Agreement is amended by deleting the "or" before subparagraph (u), deleting the period at the end of subparagraph
(u) and substituting ", or" instead, and adding the following subparagraph (v) to read in its entirety as follows:

          (v) For the date January 1, 2000 and for all dates thereafter, the Borrower shall suffer a catastrophic failure in any computer application material to its business and operations where such failure lasts for a period in excess of 30 consecutive days, except in such instances where such occurrence could not be reasonably expected to cause a Material Adverse Change, or in such instances where the Borrower replaces the functionality of the failed computer application through the use of some other application or system.

     SECTION 14.  Amendment to Section 11.03.  Section 11.03 on page 76 of the
                  --------------------------
Credit Agreement is hereby amended and restated in its entirety to read as follows:

          11.03. Parties in Interest . All covenants and agreements contained in this Agreement and all other Loan Papers shall bind and inure to the benefit of the respective successors and assigns of the parties hereto. Each Lender may from time to time assign or transfer its interests hereunder pursuant to Section 11.04 hereof. The Borrower may not assign or transfer its Rights or obligations hereunder.

  SECTION 15.  Amendment to Section 11.04(d).  Section 11.04(d) on pages 77 and
               -----------------------------
78 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (d) Notwithstanding any other provision set forth in this Agreement,
     (i) any Lender may at any time create a security interest in all or any portion of its Rights under this Agreement (including, without limitation, the Advances owing to it and the Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System, and (ii) no participant of any Lender may further assign or participate any of its interest in the Loan Papers to any Person (except as may be required by Law or a Tribunal having authority over such participant).

     SECTION 16.  Addition of Exhibit I.  A new Exhibit I shall be added to the
                  ---------------------         ---------
end of the Credit Agreement in the form attached hereto as Exhibit I.
                                                           ---------

     SECTION 17.  Waiver.  The Lenders hereby waive any breach of Section
                  ------
8.01(d) of the Credit Agreement which occurred prior to the date hereof but which was cured by this Second Amendment. This Second Amendment shall not waive any breach of Section 8.01(d) of the Credit Agreement from the date hereof and thereafter.

     SECTION 18.  Conditions Precedent.  This Second Amendment shall not be
                  --------------------
effective until the Administrative Lender shall have received executed signature pages from the Borrower, the Administrative Lender and Majority Lenders.

     SECTION 19.  Representations and Warranties.  The Borrower represents and
                  ------------------------------
warrants to the Lenders and the Administrative Lender that (a) this Second Amendment is a Loan Paper under the Credit Agreement and constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Default or Event of Default under the Credit Agreement (other than the Default or Event of Default waived by Section 17 hereof), (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, and (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect.

     SECTION 20.  Entire Agreement; Ratification.  THE CREDIT AGREEMENT AS
                  ------------------------------
AMENDED HEREBY AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

     SECTION 21.  Counterparts.  This Second Amendment may be executed in any
                  ------------
number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

     SECTION 22.  GOVERNING LAW.  THIS SECOND AMENDMENT AND ALL OTHER LOAN
                  -------------
PAPERS SHALL BE DEEMED TO BE CONTRACTS MADE IN DALLAS, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS) AND THE UNITED STATES OF AMERICA. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AGREES THAT THE FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS, WILL

HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH. TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS SECOND AMENDMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

===============================================================================
            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
================================================================================

     IN WITNESS WHEREOF, this Second Amendment to the Credit Agreement is executed as of the date first set forth above.

THE BORROWER:
                                    INTERSTATE FIBERNET, INC.


                                    /s/Douglas A. Shumate
                                    ---------------------
                                    By:   Douglas A. Shumate
                                    Its:  Senior Vice President -- Chief
                                          Financial Officer


ADMINISTRATIVE LENDER:

                                    NATIONSBANK, N.A., as Administrative
                                    Lender


                                    /s/Derrick C. Bell
                                    ------------------
                                    By:   Derrick C. Bell
                                    Its:  Vice President



LENDERS:


                                    NATIONSBANK, N.A., individually as a
                                    Lender


                                    /s/Derrick C. Bell
                                    ------------------
                                    By:   Derrick C. Bell
                                    Its:  Vice President

                                    AMSOUTH BANK


                                    ------------------------------------
                                    By:
                                        --------------------------------
                                    Its:
                                        --------------------------------



                                    BANK AUSTRIA CREDITANSTALT
                                    CORPORATE FINANCE, INC.


                                         /s/ Carl G. Drake
                                    ------------------------------------
                                    By:  Carl G. Drake
                                        --------------------------------
                                    Its: Vice President
                                        --------------------------------

                                         /s/ John G. Taylor
                                    ------------------------------------
                                    By:  John G. Taylor
                                        --------------------------------
                                    Its: Senior Associate
                                        --------------------------------



                                    MEESPIERSON CAPITAL CORP.



                                    ------------------------------------
                                    By:
                                        --------------------------------
                                    Its:
                                        --------------------------------


                                    ------------------------------------
                                    By:
                                        --------------------------------
                                    Its:
                                        --------------------------------

                                    STATE STREET BANK AND TRUST
                                    COMPANY



                                    ------------------------------------
                                    By:   Hamilton H. Wood, Jr.
                                    Its:  Vice President


                                    FIRST UNION NATIONAL BANK,
                                    formerly known as Corestates Bank, N.A.



                                    /s/  C. Mark Hendrick
                                    ------------------------------------
                                    By:  C. Mark Hendrick
                                        --------------------------------
                                    Its: Director/VP
                                        --------------------------------



                                    REGIONS BANK



                                    /s/ Edwin P. Wilson
                                    ------------------------------------
                                    By: Edwin P. Wilson
                                        --------------------------------
                                    Its: Senior Vice President
                                        --------------------------------

                                   EXHIBIT I

                         SUBORDINATED DEBT PROVISIONS
                         ----------------------------

     A.   Definitions:

          (1) Subordinated Debt - all inclusive, defined as all debt, principal, interest (including postbankruptcy interest), indemnitees, liabilities, fees, costs, and expenses now or hereafter existing or arising, etc.

          (2) Senior Debt - all inclusive, defined as all debt, principal, interest (including postbankruptcy interest), indemnitees, liabilities, fees, costs, and expenses now or hereafter existing or arising, as renewed, extended, increased, etc. (and all other "Obligations" as defined in the Credit Agreement).

     B.   Payment Terms Prebankruptcy

          1.   No payment of interest, merely accretion;

          2. no amortization or defeasance or mandatory redemption, repurchase or other repayment of principal of any kind (no acceleration, demand or other remedy)

          3. fixed maturity date no sooner than one year after the fully extended maturity date of the Senior Debt; the maturity of Senior Debt may be extended from time to time without the consent of the Subordinated Debt Holders.

     C.   Covenants

          1.   No covenants;

          2. Any change of control provision which triggers a redemption of the Subordinated Debt must be subject to payment of Senior Debt in full;

          3.   No dividend restrictions or other restrictive covenants;

          4.   May not restrict amendment, consent or waivers to Loan Papers.

     D.   Defaults; Remedies Upon Default

          1. Only defaults in Subordinated Debt documents are payment defaults, affirmative covenant defaults, bankruptcy defaults, and cross acceleration to Senior Debt;

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

          2. no remedies upon default until Obligations are paid in full and commitments are terminated (i.e., no demand, no acceleration or any other right or remedy).

     E. Terms Post Bankruptcy - assignment of claims and power of attorney given Senior Debt holders

     F.   UNSECURED - no liens permitted to secure the Subordinated Debt.

     G. Senior Debt may be increased, and all Senior Debt documents may be amended without the consent of the Subordinated Debt holders.

     H. May not amend Subordinated Debt documents without consent of Majority Lenders.

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